SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549
                           ________________

                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                           ________________

                          September 12,  1996
           Date of Report (Date of Earliest Event Reported)

                    NORTH FORK BANCORPORATION, INC.

               (Exact Name of Registrant as Specified in Charter)

        Delaware                0-1280                36-315468
    (State or Other        (Commission File        (I.R.S. Employer
      Jurisdiction              Number)            Identification No.)
    of Incorporation)

                             275 Broad Hollow Road
                              Melville, New York
                  (Address of Principal Executive Offices)

                                      11747
                                   (Zip Code)

                                 (516) 298-5000
              (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                   (Former Name or Former Address, if Changed
                               Since Last Report)


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

(a)       Financial Statements of the Business Acquired.

          Not applicable.

(b)       Pro Forma Financial Information.

          Not applicable.

(c) Exhibits. Unless otherwise included herein, exhibits to the following documents are not included in, or made a part of, this Current Report on Form 8-K.

               99.1      North Side Savings Bank Annual Report on
                         Form F-2 for the fiscal year ended
                         September 30, 1995.

               99.2      North Side Savings Bank Quarterly
                         Report on Form F-4 for the quarter ended
                         December 31, 1995.

               99.3 North Side Savings Bank Quarterly Report on Form F-4 for the quarter ended March
                         31, 1996.

               99.4 North Side Savings Bank Quarterly Report on Form F-4 for the quarter ended June
                         30, 1996.

               99.5      North Side Savings Bank Current Report
                         on Form F-3 for the month of January
                         1996.

               99.6      North Side Savings Bank Current Report
                         on Form F-3 for the month of March 1996.

               99.7      North Side Savings Bank Current Report
                         on Form F-3 for the month of April 1996.

               99.8      North Side Savings Bank Current Report
                         on Form F-3 for the month of July 1996.

               99.9 North Side Savings Bank Proxy Statement, dated December 22, 1995.

               99.10 Description of North Side Capital Stock (as included in North Side's Offering Circular dated March 24, 1986)

               99.11     North Side Savings Bank
                         Registration Statement on Form F-
                         10, dated April 23, 1996.

               99.12     North Side Savings Bank Amendment
                         No. 1 to the Registration Statement
                         on Form F-10, dated as of
                         August 21, 1996.


                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORTH FORK
                                      BANCORPORATION, INC.

                                   By: /s/ Daniel M. Healy
                                      _____________________________
                                      Name:   Daniel M. Healy
                                      Title:  Executive Vice President
                                              and Chief Financial Officer

Date:  September 12, 1996